UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

ARCH THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 5.02(e)(B) (“Restricted Stock Awards”) of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

A. Stock Option Awards

On May 3, 2016, the Board of Directors (the “Board”) of Arch Therapeutics, Inc. (the “Company”) approved the granting of the following stock options to purchase shares of the Company’s Common Stock (the “Stock Option Awards”) under the Company’s 2013 Stock Incentive Plan (the “Plan”) and in accordance with the Form of Stock Option Agreement adopted in connection with the Plan (the “Form of Stock Option Agreement”):

Stock Option Awardee	Grant Date	Expiration Date	Number of Shares of Common Stock	Exercise Price Per Share	Vesting Schedule
Avtar Dhillon	5/3/16	5/2/26	830,000	$0.39

•      25% of the shares subject to the Stock Option Award vest upon grant.

•      The remaining 75% of the shares subject to the Stock Option Award vest in equal installments on each of the following 36 monthly anniversaries of the grant date.

•      In addition, in the event of a Change of Control (as such term is defined in the Plan), all the shares subject to the Stock Option Award will immediately vest.

Terrence W. Norchi	5/3/16	5/2/26	1,250,000	$0.39
James R. Sulat	5/3/16	5/2/26	130,000	$0.39
Richard Davis	5/3/16	5/2/26	150,000	$0.39

The Form of Stock Option Agreement was filed by the Company as Exhibit 10.13 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2013, and is incorporated herein by reference.

B. Restricted Stock Awards

In addition to the Stock Option Awards, the Board also approved the granting of the following restricted stock awards of Common Stock outside the Plan in accordance with the Form of Restricted Stock Agreement (the “Restricted Stock Awards”) attached hereto as Exhibit 10.2, which is incorporated herein by reference:

Restricted Stock Awardee	Grant Date	Number of Shares of Common Stock	Vesting Schedule
Avtar Dhillon	5/3/16	737,000

•     100% of the shares shares subject to the Restricted Stock Award vest fully on the second anniversary of the date of grant.

•      In addition, in the event of a Change of Control (as such term is defined in the Plan) all the shares subject to the Restricted Stock Award will immediately vest.

Terrence W. Norchi	5/3/16	1,130,000
James R. Sulat	5/3/16	30,000
Richard Davis	5/3/16	103,000

The Restricted Stock Awards were granted in consideration for each Restricted Stock Awardee’s services to the Company. The issuance of the Common Stock subject to the Restricted Stock Awards (the “Securities”) has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Securities were issued in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act based on the following facts: each of the Restricted Stock Awardees is an accredited investor as defined in Rule 501 promulgated under the Securities Act; the Restriced Stock Awardees did not aquire the Securities with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws; and the Securities will be issued as restricted securities.

Item 9.01	Financial Statements and Exhibit

(d) Exhibits

Exhibit	Description
10.1	Form of Stock Option Award Agreement under Arch Therapeutics, Inc. 2013 Stock Incentive Plan (incorporated by reference to Exhibit 10.13 to the Quarterly Report on Form 10-Q filed by the Company with the SEC on August 14, 2013)(File Number 000-54986)

10.2	Form of Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: May 6, 2016	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D.
Title: President, Chief Executive Officer

Exhibit List

Exhibit	Description
10.1	Form of Stock Option Award Agreement under Arch Therapeutics, Inc. 2013 Stock Incentive Plan (incorporated by reference to Exhibit 10.13 to the Quarterly Report on Form 10-Q filed by the Company with the SEC on August 14, 2013)(File Number 000-54986)

10.2	Form of Restricted Stock Award Agreement